Exhibit 23


                       WESTERN UNION INTERNATIONAL, INC.
                401(k) PLAN FOR COLLECTIVELY BARGAINED EMPLOYEES
                                EIN: 13-1989550



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                      -----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-35339) of MCI Communications Corporation of our report dated June 16, 1995, appearing on page 3 of this Form 11-K.




         /s/ PRICE WATERHOUSE LLP
         ------------------------
         PRICE WATERHOUSE LLP
         Washington, D.C.
         June 30, 1995


















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